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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 1, 2000



COMMISSION           REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
FILE NUMBER             ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO
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1-9513                       CMS ENERGY CORPORATION             38-2726431
                            (A MICHIGAN CORPORATION)
                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9261

1-5611                      CONSUMERS ENERGY COMPANY            38-0442310
                            (A MICHIGAN CORPORATION)
                            212 WEST MICHIGAN AVENUE
                                JACKSON, MICHIGAN
                                  (517) 788-1030




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ITEM 5.  OTHER EVENTS.


On May 1, 2000, CMS Energy Corporation issued a press release announcing its earnings for the first quarter 2000. The press release also announced (a) the decision not to proceed with the issuance of a tracking stock representing a financial interest in its electric and gas utility subsidiary, Consumers Energy Company, (b) the intent to pursue an additional $700 million of proceeds and debt reduction from asset sales, (c) the intent to maintain the annual rate of the CMS Energy common stock dividend at $1.46 and (d) the repurchase of 6.6 million shares of CMS Energy common stock following the February 1, 2000 announcement of a 10 million share repurchase program and through April 2000.

CMS Energy also announced today that in April 2000 Consumers Energy and the Association of Businesses Advocating Tariff Equity (ABATE) agreed that given the uncertainty of whether and when the Michigan legislature would enact electric restructuring legislation, the ABATE rate complaint would be allowed to proceed without further delay. The MPSC scheduled hearings to resume this month.

This press release contains "forward-looking statements" that are subject to risks and uncertainties. The words "anticipates", "believes", "estimates", "expects", "intends", and "plans", and variations of such words and similar expressions, are intended to identify forward looking statements. They should be read in conjunction with the "Forward-Looking Statements Cautionary Factors" in CMS Energy's and Consumers' Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.


ITEM 7.  EXHIBITS.

        (c) Exhibits:

          99(a)   -      CMS Energy Corporation Press Release dated May 1, 2000.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    CMS ENERGY CORPORATION



Dated:     May 1, 2000              By:  /s/ Alan M. Wright
                                         ----------------------------
                                         Alan M. Wright
                                         Senior Vice President and
                                           Chief Financial Officer


                                    CONSUMERS ENERGY COMPANY



Dated:     May 1, 2000              By:  /s/ Alan M. Wright
                                         ----------------------------
                                         Alan M. Wright
                                         Senior Vice President and
                                           Chief Financial Officer








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                                INDEX TO EXHIBITS


     EXHIBIT NO.                   DESCRIPTION
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     (c) Exhibits:

         99(a)    -  CMS Energy Corporation Press Release dated May 1, 2000.